PENSION EQUALIZATION PLAN
                           OF BLACK HILLS CORPORATION


         1.       RECITALS.
                  --------
         Black Hills Corporation, a South Dakota corporation ("Company") is the parent and holding company of, among other Affiliates (as defined below), Black Hills Power, Inc., a South Dakota corporation formerly known as Black Hills Corporation ("BHP"), and Wyodak Resources Development Corp., a Delaware corporation ("WRDC"). BHP maintains a nonqualified "top hat" pension equalization plan for certain of its management or highly compensated employees, which plan was last restated the 6th day of January, 2000 and last amended effective January 30, 2001 ("BHP Plan"). WRDC maintains a nonqualified "top hat" pension equalization plan for certain of its and its Affiliates' management or highly compensated employees, which plan was last restated the 6th day of January, 2000 and last amended effective January 30, 2001 ("WRDC Plan"). The Company hereby wishes to establish this Pension Equalization Plan of Black Hills Corporation ("Plan") to consolidate the BHP Plan and the WRDC Plan into one plan maintained by the Company for the Company's and its Affiliates' employees. Based on the foregoing recitals, the Company hereby establishes the Plan effective the 6th day of November, 2001.

         2.       PURPOSE OF PLAN.
                  ---------------
         The purpose of the Plan is to provide to a select group of management or highly compensated employees with certain retirement and death benefits in addition to those benefits which the Participants may enjoy from the Company's tax qualified defined benefit plan in order to supplement and attempt to equalize total retirement benefits being paid to persons holding like executive and management positions by other companies. The Plan is designed to aid the Company in attracting and retaining its executive employees, persons whose abilities, experience and judgment can contribute to the well-being of the Company. It is the intention of Company that this Plan shall be administered as an unfunded benefit plan established and maintained for a select group of management or highly compensated employees.

         3.       DEFINITIONS.
                  -----------

                  "Affiliate" shall mean any business organization or legal entity that, directly or indirectly, controls, is controlled by or is under common control with the Company. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by," and "under common control with") includes the possession, direct or indirect, of the power to vote 50 percent or more of the voting equity securities, membership interest, or other voting interest, or to direct or cause the direction of the management and policies of such business organization or other legal entity, whether through the ownership of voting equity securities, membership interest, by contract, or otherwise.

                  "Annual Compensation Limitation" shall mean the limitation on annual compensation for tax qualified retirement plans as set forth in Internal Revenue Code Section 401(a)(17) as the same may be amended hereafter from time to time.

                   "Average Earnings" shall mean whichever of the following
                  results in the highest annual average Earnings: (i) a Participant's average Earnings for the five (5) consecutive full calendar years of employment during the ten (10) full calendar years of employment immediately preceding the Calculation Date, which results in the highest such average; or (ii) a Participant's average Earnings determined by dividing the sum of the following by five (5): (a) the Participant's Earnings for the four full calendar years preceding the year containing his Calculation Date; (b) the Participant's Earnings for the year containing his Calculation Date as of the Calculation Date; and (c) a portion of the Participant's Earnings for the fifth full calendar year preceding the year containing his Calculation Date determined by multiplying his Earnings for said fifth preceding full calendar year by a ratio, the numerator of which shall be 365 minus the number of days in the year containing his Calculation Date measured from the first day of said year to his Calculation Date, and the denominator of which ratio shall be 365. If the Participant has less than five (5) full calendar years of employment, the average shall be taken over his total full calendar years of employment.

                  "Board of Directors" means the Board of Directors of the Company.

                  "Calculation Date" shall mean the earlier of (i) the date the Participant's employment with the Company was terminated, (ii) the date that the Participant's participation in the Plan was terminated, or (iii) the date of the Participant's death.

                  "Committee" shall mean the Compensation Committee of the Board of Directors of the Company.

                  "Earnings" shall mean the compensation paid to an Employee by a Company during a calendar year, including any amounts paid to him as overtime, bonus, commission, unused paid time off or incentive compensation, any earnings reduction under a cash or deferred arrangement established by the Company under Section 401(k) of the Code, any salary reduction under a flexible benefit program established by the Company under Section 125 of the Code and, effective January 1, 2000, any compensation reduction elected for qualified transportation fringe benefits under Section 132(f)(4) of the Code, but excluding reimbursements and expense allowances, taxable fringe benefits, moving expenses, moving/relocation allowances, non-cash incentives and stock options, long-term incentive compensation (such as payments under the Black Hills Corporation Omnibus Incentive Compensation Plan), nonqualified deferred compensation and welfare benefits (such as group term life insurance in excess of $50,000 and tuition assistance).

                  "Pension Restoration Benefit" shall mean the benefit payable under paragraph 9.

                  "PEP Benefits" shall mean the benefits payable under paragraph 4.

                   "Salary Level" shall mean the base compensation paid to a
                  Participant by the Company or an Affiliate during a calendar year, including any compensation reduction under a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code or under a flexible benefit program under Section 125 of the Internal Revenue Code and any salary deferrals made by a Participant under the Company's Nonqualified Deferred Compensation Plan, but not including any amounts paid to the Participant as overtime, bonus, commission or incentive compensation, nor reimbursements and expense allowances, fringe benefits, moving expenses, nonqualified deferred compensation payments, or welfare benefits.

                  "Section 415 Benefit Limitation" shall mean the limitation on the provision of annual benefits with respect to defined benefit plans as set forth in Internal Revenue Code Section 415(b) as the same may be amended hereafter from time to time.

                  "Social Security Wage Base" shall mean the contribution base as determined under Section 1402(k)(1) of the Internal Revenue Code.


         4.       PARTICIPANTS.
                  ------------
         Those persons eligible for participation in the Plan ("Participants") are those management or highly compensated employees of the Company or its Affiliates whose Salary Level equals or exceeds the Social Security Wage Base and who are designated by the Board of Directors of the Company upon recommendation of the Chief Executive Officer of the Company. The Board of Directors may in its discretion discontinue the participation of any Participant in the Plan at any time.

         5.       PEP BENEFITS.
                  ------------
         Benefits payable to Participants ("PEP Benefits") shall consist of 180 equal monthly payments, each payment in the amount of one-twelfth of the product of (i) the Participant's Average Earnings as of the Calculation Date times
(ii)(a) 25 percent if the Participant's Average Earnings as of the Calculation Date is less than twice the Social Security Wage Base; or (b) 30 percent if the

Participant's Average Earnings equals or exceeds twice the Social Security Wage Base; times (iii) the applicable vesting percentages provided in paragraph 8.

         6.       COMMENCEMENT OF PAYMENT OF PEP BENEFITS.
                  ---------------------------------------
         PEP Benefit payments shall be paid commencing at the earliest of (i) the time the Participant is 62 years of age or more and is no longer an employee of the Company or the applicable Affiliate; or (ii) upon the death of the Participant. PEP Benefits shall be paid to the Participant or, if deceased, to the Participant's designated beneficiary, or, if none, to his or her estate. If the Participant's death occurs after commencement of PEP Benefit payments to the Participant under the Plan, the Participant's designated beneficiary or estate will continue to receive the balance of the payments due the Participant under the Plan.
         Notwithstanding the above, a Participant with vested PEP Benefits who is 55 years of age or more and no longer an Employee of the Company or the applicable Affiliate may elect in writing to be paid PEP Benefits beginning at age 55 or older, subject to a discount of such PEP Benefits according to
Schedule 1, attached hereto and incorporated herein by this reference. Once a Participant has elected discounted PEP Benefits under this paragraph, and has received the first of such discounted PEP Benefit payments, the election shall be irrevocable.
         7.       DESIGNATION OF BENEFICIARY.
                  --------------------------
         A Participant may designate a beneficiary or beneficiaries for PEP Benefits which shall be effective upon filing written notice with the Committee on the form provided for that purpose. If more than one beneficiary designation has been filed, the beneficiary or beneficiaries designated in the notice bearing the most recent date will be deemed the valid beneficiary or beneficiaries.

         8.       VESTING OF PEP BENEFITS.
                  -----------------------
         PEP Benefits payable under the Plan will vest at the following rate:


         Years of Plan Participation                   Percent of Benefit
                                                             Vested

         Less than 3 years                                     0
         3 years but less than 4                              20
         4 years but less than 5                              35
         5 years but less than 6                              50
         6 years but less than 7                              65
         7 years but less than 8                              80
         8 or more years                                     100

         No credit for service with the Company or the applicable Affiliate prior to January 1, 1990 shall be given. The provisions for vesting set forth in this paragraph are not intended to give any Participants any rights or claim to any specific assets of the Company.

         9.       PENSION RESTORATION BENEFITS.
                  ----------------------------
         In the event that a Participant's benefit under the Company's tax qualified defined benefit plan ("Pension Plan") is reduced, or is required to be reduced, because of (i) the Annual Compensation Limitation; (ii) the Section 415 Benefit Limitation; or (iii) the Participant's deferral of salaries, bonus, or other compensation under the Company's Nonqualified Deferred Compensation Plan, then the Participant shall be entitled to receive an additional benefit ("Pension Restoration Benefit"), which shall be measured by the difference between (x) the monthly benefit which would have been provided to the Participant under the Pension Plan without regard to the reduction in the Pension Plan benefit caused by any of the foregoing limitations (i), (ii), and (iii) and (y) the actual monthly benefit to be provided to the Participant under the Pension Plan. The Pension Restoration Benefit shall be determined using the same factors, actuarial or otherwise, as used in determining the Participant's Pension Plan benefit and shall be payable at like times and in like manner as the Pension Plan benefit.
         Notwithstanding anything contained above, in the event that a Participant hereunder is not a participant in or eligible to participate in the Company Pension Plan, then such Participant shall have no right to any Pension Restoration Benefit under this paragraph, and nothing contained herein shall be deemed to provide for or suggest the right in any Participant hereunder to be a participant or be eligible to participate in the Company Pension Plan.

         10.      LOSS OF BENEFITS.
                  ----------------
         Notwithstanding any other provisions in this Plan, if a Participant is terminated on account of misconduct or dishonesty, the Participant shall forfeit all right to any benefits payable under this Plan, including vested accrued benefits.
         11.      FUNDING OF PLAN.
                  ---------------
         All benefit payments under the Plan will be made from the general assets of the Company. Participants and their beneficiaries who are entitled to be paid benefits under this Plan are unsecured general creditors of the Company. The Company may, but shall not be required to, invest corporate assets in life insurance or annuity contracts to assure that the Company will have a source of funds for the payment of benefits required to be paid under this Plan. Any such insurance or annuity contract shall constitute assets of the Company and the Participant shall have no right, title or interest in any such insurance or annuity contract. The Company reserves the right to refuse participation in the plan to any Participant who, if requested to do so, declines to supply information or to otherwise cooperate as necessary to allow the Company to obtain insurance on the Participant's life.


         12.      PLAN MAY BE MODIFIED OR DISCONTINUED.
                  ------------------------------------
         The Company reserves the right to amend, modify or discontinue the Plan at any time. Any modification or discontinuance of benefits shall not reduce accrued benefits which become vested prior thereto.


         13.      WITHHOLDING.
                  -----------
         There shall be deducted from all benefits paid under this Plan the amount of any taxes required to be withheld by any federal, state or local government. The Participants and their beneficiaries, distributees and personal representatives will bear any and all federal, foreign, state, local or other income or other taxes imposed on amounts paid under this Plan.


         14.      ASSIGNABILITY.
                  -------------
         No right to receive payments under this Plan shall be subject to voluntary or involuntary alienation, assignment or transfer.

         15.      ADMINISTRATION OF THE PLAN.
                  --------------------------
         The Plan shall be administered by the Committee. The Committee shall conclusively interpret the provisions of the Plan, decide all claims, and shall make all determinations under the Plan. The Committee shall act by vote or written consent of a majority of its members.

         16.      CLAIMS PROCEDURE.
                  ----------------
         All claims for benefits under the Plan shall be made to the Committee. If the Committee denies a claim, the Committee shall provide notice to the Participant or beneficiary, in writing, within 90 days after the claim is filed unless special circumstances require an extension of time for processing the claim, not to exceed an additional 90 days. If the Committee does not notify the Participant or beneficiary of the denial of the claim within the time period specified above, then the claim shall be deemed denied. The notice of a denial of a claim shall be written in a manner calculated to be understood by the claimant and shall set forth (1) the specific reason or reasons for the claim denial; (2) specific references to the pertinent Plan provisions on which the denial is based; (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation as to why such information is necessary; and (4) a description of the Plan's review procedures, including any time limits for such procedures.
         Within 60 days after receipt of the above material, the claimant shall have a reasonable opportunity to appeal the claim denial to the Committee for a full and fair review. The claimant or his duly authorized representative may (1) request a review within the foregoing sixty- (60-) day period upon written notice to the Committee; (2) upon request and free of charge, have reasonable access to, and copies of, all documents, records, and other information relevant to the claim; and (3) submit written comments, documents, records, and other information relating to the claim for benefits. The foregoing review shall take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.
         A decision on the review by the Committee will be made not later than 60 days after receipt of a request for review, unless special circumstances require an extension of time for processing (such as the need to hold a hearing), in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. The decision on review shall be in writing and shall include (1) the specific reason or reasons for the determination on review; (2) reference to the specific plan provisions on which the benefit determination is based; and (3) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits.


         17.      GOVERNING LAW.
                  -------------
         This agreement shall be governed by and construed in accordance with the laws of the state of South Dakota, to the extent not preempted by federal law.
         18.      NO EMPLOYMENT CONTRACT.
                  ----------------------
         Neither the action taken by the Company in establishing the Plan or any action taken by it or by the Committee under the provisions hereof or any provision of the Plan shall be construed as giving to any eligible Participant the right to be retained in the employment of the Company.

         19.      NON QUALIFIED AND UNFUNDED PLAN.
                  -------------------------------
         Notwithstanding anything contained herein, it is intended that this Plan be treated as "nonqualified" and unfunded for tax purposes and for purposes of Title I of ERISA.

                                            BLACK HILLS CORPORATION



                                            By /s/ Daniel P. Landguth
                                               Its Chairman and CEO

                                   SCHEDULE 1

                    DISCOUNT APPLICABLE TO EARLY PEP BENEFITS


---------------------------------- -------------------------------------------

    Age at Start of Payments       Percentage of PEP Benefit Payable
---------------------------------- -------------------------------------------
---------------------------------- -------------------------------------------

               61                                    93.0%
---------------------------------- -------------------------------------------
---------------------------------- -------------------------------------------

               60                                    86.5%
---------------------------------- -------------------------------------------
---------------------------------- -------------------------------------------

               59                                    80.5%
---------------------------------- -------------------------------------------
---------------------------------- -------------------------------------------

               58                                    74.9%
---------------------------------- -------------------------------------------
---------------------------------- -------------------------------------------

               57                                    69.7%
---------------------------------- -------------------------------------------
---------------------------------- -------------------------------------------

               56                                    64.8%
---------------------------------- -------------------------------------------
---------------------------------- -------------------------------------------

               55                                    60.3%
---------------------------------- -------------------------------------------
---------------------------------- -------------------------------------------




                                       1-1